U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 11, 2002



                            VEGA-ATLANTIC CORPORATION
        (Exact name of small business issuer as specified in its charter)

                                    COLORADO
              (State or other Jurisdiction as Specified in Charter



         00-27845                                         84-1304106
(Commission file number)                    (I.R.S. Employer Identification No.)



                          435 Martin Street, Suite 2000
                            Blaine, Washington 98230
                    (Address of Principal Executive Offices)

                                 (360) 332-3823
                           (Issuer's telephone number)

Items 2 through 6 and 8 not applicable.

Item 1. Changes in Control of Registrant

     On August 22, 2002, the board of directors of Vega-Atlantic Corporation, a Colorado corporation (the "Company") authorized the execution of settlement agreements between the Company and certain creditors of the Company, and the subsequent issuance of 7,318,705 shares of its restricted common stock.

     (a) The Company has incurred a debt inclusive of accrued interest in the aggregate amount of $140,887.31 to Investor Communications International, Inc. ("ICI") for prior services rendered by ICI on behalf of the Company including, but not limited to, financial, administrative, investor relations and minerals, oil and gas acquisition, exploration and management. Therefore, the Company and ICI entered into a settlement agreement dated August 22, 2002 (the "ICI Settlement Agreement"). Pursuant to the terms of the ICI Settlement Agreement,
(i) the Company agreed to settle the $140,887.31 debt due and owing ICI by the issuance of 4,696,244 shares of its restricted common stock at the rate of $0.03 per share (which is the average of the price of the Company's common stock trading on the OTC Bulletin Board, which were sold from July 1, 2002 through August 22, 2002, discounted by 25%); and (ii) ICI agreed to accept the issuance of the 4,696,244 shares of restricted common stock as settlement and full satisfaction of the aggregate debt due and owing it as of the date of the ICI Settlement Agreement.

     (b) The Company has incurred a debt inclusive of accrued interest in the aggregate amount of $36,486.42 to Tri Star Financial Services, Inc. ("Tri Star") pursuant to prior advances made by Tri Star to the Company. Therefore, the Company and Tri Star entered into a settlement agreement dated August 22, 2002 (the "Tri Star Settlement Agreement"). Pursuant to the terms of the Tri Star Settlement Agreement, (i) the Company agreed to settle the $36,486.42 debt due and owing Tri Star by the issuance of 1,216,214 shares of its restricted common stock at the rate of $0.03 per share (which is the average of the price of the Company's common stock trading on the OTC Bulletin Board, which were sold from July 1, 2002 through August 22, 2002, discounted by 25%); and (ii) Tri Star agreed to accept the issuance of the 1,216,214 shares of restricted common stock as settlement and full satisfaction of the aggregate debt due and owing it as of the date of the Tri Star Settlement Agreement.

     (c) The Company has incurred a debt inclusive of accrued interest in the aggregate amount of $42,187.41 to Brent Pierce, an individual ("Pierce") pursuant to prior advances made by Pierce to the Company. Therefore, the Company and Pierce entered into a settlement agreement dated August 22, 2002 (the "Pierce Settlement Agreement"). Pursuant to the terms of the Pierce Settlement Agreement, (i) the Company agreed to settle the $42,187.41 debt due and owing Pierce by the issuance of 1,406,247 shares of its restricted common stock at the rate of $0.03 per share (which is the average of the price of the Company's common stock trading on the OTC Bulletin Board, which were sold from July 1, 2002 through August 22, 2002, discounted by 25%); and (ii) Pierce agreed to accept the issuance of the 1,406,247 shares of restricted common stock as settlement and full satisfaction of the aggregate debt due and owing him as of the date of the Pierce Settlement Agreement.

     As a result of the issuance of the 7,318,705 shares of restricted common stock pursuant to the ICI Settlement Agreement, the Tri Star Settlement Agreement and the Pierce Settlement Agreement, there was a change in control of the Company. The following table sets forth the name and address, as of the date of this Report, and the approximate number of shares of common stock owned of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than five percent (5%) of the Company's common stock, and the name and shareholdings of each officers and director, and all officers and directors as a group. As of the date of this Report, there are 22,532,110 shares of the Company's common stock issued and outstanding.

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--------------------------------------------------------------------------------
Title of Class     Name and Address of         Amount and Nature      Percent of
                    Beneficial Owner                of Class             Class
--------------------------------------------------------------------------------

                                                           (1)
Common Stock     Investor Communications           5,696,244             25.28%
                  International, Inc.
                 435 Martin Street
                 Suite 2000
                 Blaine, Washington 98320

                                                           (1)
Common Stock     TriStar Financial Services, Inc.  1,216,214              5.40%
                 435 Martin Street, Suite 2000
                 Blaine, Washington 98270

                                                           (1)
Common Stock     Alexander W. Cox                  4,763,300             21.14%
                 428 - 755 Burrard Street
                 Vancouver, British Columbia
                 Canada V6Z 1X6

                                                           (2)
Common Stock     Brent Pierce                      1,696,497              6.46%
                 16377 Lincoln Woods Court
                 Surrey, British Columbia
                 Canada V3S 0J8

                                                           (1)
Common Stock     Pacific Rim Financial, Inc.       1,133,300              5.03%
                 60 Market Square
                 P.O. Box 364
                 Belize City, Belize

                                                           (4)
Common Stock     All officers and directors            5,000              0.003%
                 as a group (2 persons)
--------------------------------------------------------------------------------
   (1)
     These are restricted shares of common stock.
   (2)
     Of the 1,696,497 shares held of record by Brent Pierce, 290,250 shares are free-trading.
   (3)
     Of the 1,133,300 shares held of record by Pacific Rim Financial, Inc., 300,000 are free-trading
   (4)
     Includes the assumption of the exercise of options by each option holder pursuant to the terms of the Non-Qualified Stock Option Plan to purchase an aggregate of 75,000 shares of restricted common stock at $0.25 per share.

     There are no arrangements or understandings among the entities and individuals referenced above or their respective associates concerning election of directors or other any other matters which may require shareholder approval.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable.

     (c)  Exhibits.

          10.13 Settlement Agreement between Vega-Atlantic Corporation and Investor Communications International, Inc. dated August 22, 2002.

          10.14 Settlement Agreement between Vega-Atlantic Corporation and TriStar Financial Corp. dated August 22, 2002.

          10.15 Settlement Agreement between Vega-Atlantic Corporation and Brent Pierce dated August 22, 2002.




                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            VEGA-ATLANTIC CORPORATION


Date: November 11, 2002                     By: /s/ Grant Atkins
                                            --------------------
                                            Grant Atkins, President and Chief
                                            Executive Officer